UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: June 6, 2011
(Date of earliest event reported)

Uniprop Manufactured Housing Communities Income Fund II
(Exact name of registrant as specified in its charter)

Michigan	0-15940	38-2702802
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Daines Street, Suite 300, Birmingham, MI     48009

(Address of principal executive offices)      (Zip Code)

248-645-9220

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Joel Schwartz has resigned his position as Principal Financial Officer of the Registrant effective June 1, 2011.

The Registrant has appointed Ms. Susann Szepytowski as the new Principal Financial Officer.

Ms. Susann Szepytowski, 47, is Vice President of Finance of Uniprop, Inc.   She has been with Uniprop since November 11, 1991 and involved with the Registrant since August 11, 1999.  Susann Szepytowski is primarily responsible for all Accounting and Human Resource functions at Uniprop. Susann Szepytowski received her B.S. in Finance from Oakland University, Rochester, MI and received her MBA in Accounting from Baker College, Flint, MI.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIPROP MANUFACTURED HOUSING COMMUNITIES INCOME FUND II (Registrant)

Dated:  June 6, 2011

By:  Genesis Associates Limited Partnership,
       General Partner

By: /s/ Roger Zlotoff

Roger Zlotoff, Principal Executive Officer